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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                --------------

                                  FORM 8-K/A

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

      Date of report (Date of earliest event reported): January 15, 2005

                     Lehman ABS Corporation, on behalf of:


        REPACKAGED AMERICAN GENERAL FLOATING RATE TRUST CERTIFICATES,
                             SERIES 2003-1 TRUST
          -----------------------------------------------------------
            (Exact Name of Registrant as Specified in Its Charter)


          Delaware                       001-31734             13-3447441
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(State or Other Jurisdiction           (Commission File       (I.R.S. Employer
     of Incorporation)                     Number)           Identification No.)


Lehman ABS Corporation
745 Seventh Avenue
New York, New York                                                 10019
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(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code: (212) 526-7000
                                                   ----------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act
      (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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The Repackaged American General Floating Rate Trust Certificates, Series
2003-1 Trust, which we refer to herein as the "Trust," was formed pursuant to the Standard Terms for Trust Agreements, dated as of January 16, 2001, between Lehman ABS Corporation, as depositor, and U.S. Bank Trust National Association, as trustee, as supplemented by the Series Supplement in respect of the Trust dated as of July 2, 2003.

Item 8.01. OTHER EVENTS

On January 15, 2005, distribution was made in the amount of $90,850.00 interest was made to the holders of the certificates issued by the Trust. Specific information with respect to this distribution is filed as Exhibit 1 hereto.

On April 25, 2005, distribution of an additional $2,962.50 in interest was made to the holders of the certificates issued by the Trust representing an adjustment of the January 15, 2005 distribution. The original January 15, 2005 distribution in the amount of $90,850.00 was calculated on the actual number of days (92) in the period from October 15, 2004 to January 15, 2005 but did not take into account that January 15, 2005 was a non-business day. The correct interest calculation for this distribution was for the period from October 15, 2004 to the January 18, 2005 actual payment date, with 95 days in the period. The correct interest distribution amount for the January 15, 2005 distribution date was $93,812.50, meaning the holders of the certificates were owed and were paid on April 25, 2005, an additional $2,962.50 in interest. Specific information with respect to this adjusted distribution is filed as
Exhibit 2 hereto.

No other reportable transactions or matters have occurred during the current reporting period.

American International Group, Inc. ("AIG"), the guarantor of the underlying securities, is subject to the information reporting requirements of the Securities Exchange Act of 1934, as amended, (the "Exchange Act"). For information on AIG please see its periodic and current reports filed with the Securities and Exchange Commission (the "Commission") under AIG's Exchange Act file number, 001-08787. The Commission maintains a site on the World Wide Web at "http://www.sec.gov" at which users can view and download copies of reports, proxy and information statements and other information filed electronically through the Electronic Data Gathering, Analysis and Retrieval system, or "EDGAR." Periodic and current reports and other information required to be filed pursuant to the Exchange Act by AIG may be accessed on this site. Neither Lehman ABS Corporation nor the Trustee has participated in the preparation of such reporting documents, or made any due diligence investigation with respect to the information provided therein. Neither Lehman ABS Corporation nor the Trustee has verified the accuracy or completeness of such documents or reports. There can be no assurance that events affecting the issuer of the underlying securities, the guarantor of the underlying securities or the underlying securities themselves, have not occurred or have not yet been publicly disclosed which would affect the accuracy or completeness of the publicly available documents described above.


Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c)   The following exhibits are filed as part of this report:

      1 Trustee's Distribution Statement to the Repackaged American General Floating Rate Trust Certificates, Series 2003-1 Certificate Holders for the period ending January 15, 2005 (January 15, 2005 Distribution)

      2 Trustee's Distribution Statement to the Repackaged American General Floating Rate Trust Certificates, Series 2003-1 Certificate Holders for the period ending January 15, 2005 (April 25, 2005 Adjustment to the January 15, 2005 Distribution)






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                                   SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  May 13, 2005


                                        Lehman ABS Corporation


                                        By: /s/ Charles M. Weaver
                                            ---------------------
                                        Name: Charles M. Weaver
                                        Title: Vice President







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                                 EXHIBIT INDEX


Exhibit Number      Description
--------------      -----------

       1 Trustee's Distribution Statement to the Repackaged American General Floating Rate Trust Certificates, Series 2003-1 Certificate Holders for the period ending January 15, 2005 (January 15, 2005 Distribution)
       2 Trustee's Distribution Statement to the Repackaged American General Floating Rate Trust Certificates, Series 2003-1 Certificate Holders for the period ending January 15, 2005 (April 25, 2005 Adjustment to the January 15, 2005 Distribution)






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                                                                     Exhibit 1

       TRUSTEE'S DISTRIBUTION STATEMENT - JANUARY 15, 2005 DISTRIBUTION

To the Holders of:
Repackaged American General Floating Rate Trust Certificates, Series 2003-1
*CUSIP:        76027YAA2

In accordance with the Standard Terms for Trust Agreements, U.S. Bank Trust National Association, as Trustee, submits the following cash basis statement for the period ending January 15, 2005.

INTEREST ACCOUNT
----------------


Balance as of          October 15, 2004.....                              $0.00
         Swap Receipt Amount.....                                    $90,850.00
         Scheduled Income received on securities.....               $562,500.00
         Unscheduled Income received on securities.....                   $0.00

LESS:
         Swap Distribution Amount.....                             -$562,500.00
         Distribution to Holders.....                               -$90,850.00
         Distribution to Depositor.....                                  -$0.00
         Distribution to Trustee.....                                    -$0.00
Balance as of         January 15, 2005.....                               $0.00


PRINCIPAL ACCOUNT
-----------------


Balance as of         October 15, 2004.....                               $0.00
         Scheduled principal payment received on securities.....          $0.00

LESS:
       Distribution to Holders.....                                      -$0.00
Balance as of         January 15, 2005.....                               $0.00


               UNDERLYING SECURITIES HELD AS OF January 15, 2005

           Principal Amount                                Title of Security
           ----------------                                -----------------
             $15,000,000          American General Corporation 7 1/2% Notes due
                                  July 15, 2025
                                  *CUSIP:        026351AU0

                  CREDIT SUPPORT HELD AS OF January 15, 2005

           Notional Amount                                 Title of Security
           ---------------                                 -----------------
              $15,000,000          Swap Agreement Dated as of July 2, 2003
                                   between the Trust and Lehman Brothers
                                   Derivative Products Inc.

U.S. Bank Trust National Association, as Trustee

*The Trustee shall not be held responsible for the selection or use of the CUSIP numbers nor is any representation made as to its correctness. It is included solely for the convenience of the Holders.



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

                                                                     Exhibit  2

                       TRUSTEE'S DISTRIBUTION STATEMENT
       - APRIL 25, 2005 ADJUSTMENT TO THE JANUARY 15, 2005 DISTRIBUTION

To the Holders of:
Repackaged American General Floating Rate Trust Certificates, Series 2003-1
*CUSIP:        76027YAA2

In accordance with the Standard Terms for Trust Agreements, U.S. Bank Trust National Association, as Trustee, submits the following cash basis statement for the period ending January 15, 2005.

INTEREST ACCOUNT
----------------

Balance as of          October 15, 2004.....                              $0.00
         Additional Swap Receipt Amount (April 20, 2005)....          $2,962.50
         Scheduled Income received on securities.....                     $0.00
         Unscheduled Income received on securities.....                   $0.00

LESS:
         Swap Distribution Amount.....                                   -$0.00
         Distribution to Holders(April 25, 2005) .....               -$2,962.50
         Distribution to Depositor.....                                  -$0.00
         Distribution to Trustee.....                                    -$0.00
Balance as of         January 15, 2005.....                               $0.00


PRINCIPAL ACCOUNT
-----------------


Balance as of         October 15, 2004.....                               $0.00
         Scheduled principal payment received on securities.....          $0.00

LESS:
       Distribution to Holders.....                                      -$0.00
Balance as of         January 15, 2005.....                               $0.00


               UNDERLYING SECURITIES HELD AS OF January 15, 2005

           Principal Amount                                Title of Security
           ----------------                                -----------------
             $15,000,000              American General Corporation 7 1/2% Notes
                                      due July 15, 2025
                                      *CUSIP:        026351AU0

                  CREDIT SUPPORT HELD AS OF January 15, 2005

           Notional Amount                                 Title of Security
           ---------------                                 -----------------
             $15,000,000               Swap Agreement Dated as of July 2, 2003
                                       between the Trust and Lehman Brothers
                                       Derivative Products Inc.

U.S. Bank Trust National Association, as Trustee

*The Trustee shall not be held responsible for the selection or use of the CUSIP numbers nor is any representation made as to its correctness. It is included solely for the convenience of the Holders.


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